© MediciNova, Inc. 2011 Accelerating the global development and commercialization of innovative pharmaceuticals Exhibit 99.1

© MediciNova, Inc. 2011
Forward-Looking Statements
Forward-Looking Statements
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes,"
"expects," "anticipates," "intends," "estimates," "projects," "can," "could," "may," “will,” "would," or similar expressions.
Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; MediciNova’s failure to execute strategic plans or strategies successfully; MediciNova’s collaborations with third parties; MediciNova’s ability to realize the anticipated strategic and financial benefits from its acquisition of Avigen, Inc., to integrate the two ibudilast development programs and to pursue discussions with potential partners to secure a strategic collaboration to advance the clinical development of the combined development program; the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed, or at all; MediciNova’s ability to comply with the covenants in its financing agreements; intellectual property or contract rights; and the other risks and uncertainties described in MediciNova’s filings with the Securities and Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended
December 31, 2009 and its subsequent periodic reports on Forms 10-Q and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of January 7, 2010. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.

© MediciNova, Inc. 2011 3
MediciNova Overview:
•
Founded in September 2000
•
Headquartered in San Diego, CA
•
Additional office in Tokyo, Japan
•
Dual-listing on NasdaqGM as MNOV
and Osaka Securities Exchange as 4875
•
$65.5 million Market Cap (NasdaqGM) as of 1/05/2011
Development Company Focused on Differentiated Product Candidates
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances (Kyorin, Kissei, Mitsubishi Tanabe Pharma, Meiji)
New Approaches to Treat Serious Medical Conditions:
•
MN-221: Intravenous (IV) acute asthma and COPD candidate
•
Potential $1 billion+ combined market opportunity worldwide*
•
MN-166: oral multiple sclerosis, neuropathic pain, drug addiction candidate
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
*Source: Internal MediciNova projections

© MediciNova, Inc. 2011 4
Definition:
•
Long-lasting and severe episodes that are not
responsive to initial bronchodilator or corticosteroid
therapies
Market Opportunity*:
•
~500,000 annual hospitalizations in the US for asthma
•
Average length of stay for asthma hospitalization
is 3.2 days
•
Average cost for asthma hospitalization is $6,477
•
~726,000 annual hospitalizations in the US for COPD
•
~119,000 deaths due to COPD
Current Standard of Care (SOC):
•
Inhaled Beta agonists, inhaled anticholinergics, and IV
or oral corticosteroids
MN-221 for Exacerbations of
MN-221 for Exacerbations of
Acute Asthma and COPD
Acute Asthma and COPD
COPD
Discharged
Hospitalized
72%
28%
~1.9 million
Asthma
52%
48%
~1.5 million
Hospitalization Rates Amongst
Asthma and COPD Patients*
*Source:  National Center for Health Statistics / CDC, WHO website, “Core Health indicators”, 2006 National
Hospital Discharge Survey, IMS Health’s Disease and Condition Benchmarks – PharMetrics Integrated
Database, 1/2007 – 12/2008

5
Acute Asthma Treatment Flow in
Acute Asthma Treatment Flow in
Emergency Departments in the U.S.
Emergency Departments in the U.S.
1,900,000
1,900,000
Patients receive
standard of care in
Emergency Department
Positive
Response
~51%
Continue therapy until
patient is discharged
Annual number of
patients with acute
exacerbations of asthma
Non- Responders
~49%
Continue therapy
for several hours
Patient improves
and is discharged
Patient is
hospitalized
No Response
965,000
935,000
935,000
410,000
525,000
525,000
Source:  Weber, Silverman et al,
American Journal of Medicine, 2002,
Volume 113; pp 371
*Patients who could
potentially benefit from
addition of MN-221

© MediciNova, Inc. 2011 6
Limitations of Current Therapies
Limitations of Current Therapies
What are the limitations of current therapies for acute exacerbations of asthma?
Limitations of Inhaled Therapies:
•
Bronchoconstriction:
inflammation and bronchoconstriction result in insufficient air flow to get good drug deposition in the lungs
•
Mucus Plug
Formation:
mucus secretion and the formation of thick mucus plugs
can cause persistent airflow limitation
•
Albuterol
Non-Responders:
not all patients benefit from albuterol
Limitations of Current Intravenous Therapies:
•
Safety:
currently available options (e.g. epinephrine, terbutaline) have unacceptable cardiovascular risks at doses used

© MediciNova, Inc. 2011
MN-221: A novel, highly selective
ß
2
- adrenergic receptor agonist
Three potential advantages over current therapy:
1. Improved Efficacy
•
Route of Administration (IV v. Inhalation)
2. Improved Safety
•
Higher selectivity for ß
2
receptor than ß
1
•
Partial agonist for ß
1
receptor
3. Reduced Health Care Expenses
7
MN-221: A New Approach to Treating
MN-221: A New Approach to Treating
Exacerbations of Acute Asthma & COPD
Exacerbations of Acute Asthma & COPD

© MediciNova, Inc. 2011 8
MN-221: Target Product Profile
MN-221: Target Product Profile
MN-221 Indication:  Treatment of bronchospasms in patients with acute exacerbations of asthma or COPD.  It is administered adjunctive to standard of care by intravenous infusion.
•
A well-tolerated, potent, selective
ß
2
-agonist which is only a partial agonist at
ß
1
.
•
A bronchodilating duration of action that is longer than SABAs and shorter than
LABAs.
•
Provides additional bronchodilation when used in addition to the standard treatments of inhaled albuterol, inhaled ipratropium, and steroids.
•
Reduces the hospitalization rate among patients treated with MN-221.
•
No clinical adverse effects when added to standard of care (SOC).

© MediciNova, Inc. 2011
MN-221 Clinical Trials
MN-221 Clinical Trials
9
Completed
Completed
Ongoing
Ongoing
Study
Study
CL-004 CL-005 CL-006 CL-010 CL-007
Indication
Indication
Mild-to-moderate
Asthmatics
Moderate-to-
Severe
Asthmatics
Acute
Exacerbations
of Asthma
Moderate-to-
Severe
COPD patients
Acute
Exacerbations
of Asthma
FEV
FEV
1 1
(Entry Criteria)
(Entry Criteria)
FEV
1
60%
75% FEV
1
40%
FEV
1
55%
80% FEV
1
30%
FEV
1
50%
Number of
Number of
Patients
Patients
23 17 29 48 200
Number of
Number of
Sites
Sites
4 4 8 6 ~20
Doses Tested
Doses Tested
Compared to
Compared to
Placebo
Placebo
5.25, 15, 52.5,
150, 240, 450,
900 µg
over 15 min
1080 µg over
2-hr;
1,125 µg over
1-hr
240, 450 µg
over 15 min;
1080 µg over
2-hr
300, 600, 1200
µg over  1-hr
1200 µg over
1-hr
Note: CL-004, CL-005, CL-010 located in clinical sites.  CL-006, CL-007 located in emergency departments.

Mean FEV1 Change from Baseline (Hour 5)
MN-221 + SOC v. Placebo + SOC
16%
14%
12%
10%
8%
6%
4%
2%
0%
Δ in % Predicted FEV1
8.7%
14.0%
Placebo + SOC
MN-221 + SOC

Hospitalization Rate
50%
40%
30%
20%
10%
0%
Percent of Patients Hospitalized
46%
25%
Placebo + SOC
MN-221 + SOC

MEDICINOVA

© MediciNova, Inc. 2011
MN-221-CL-006
MN-221-CL-006
Mean Change in FEV
Mean Change in FEV
1 1
and
and
Differences in Hospitalization Rate
Differences in Hospitalization Rate
10
Mean change in FEV
1
from baseline was 5.3%
higher in the MN-221 dose groups versus the
placebo group
MN-221 reduced the hospitalization rate by 45%

© MediciNova, Inc. 2011
•
Randomized, placebo-controlled, double-blind, multi-center Phase II clinical trial
•
Up to 200 patients with severe, acute exacerbations of asthma (FEV
1
= 50% predicted)
at multiple Emergency Department sites in the United States
•
Dose Groups (up to 100 patients/group):
• 1,200 µg of MN-221 over 1 hour (600 µg in 15 minutes; 600 µg in next 45 minutes)
• Placebo
•
Patients will receive SOC treatment in addition to adjunctive treatment with MN-221 or placebo
•
Primary efficacy endpoint will be improvement in FEV
1
(% predicted) at 3 hours
• The study is designed to have 80% power to detect a treatment difference of
5 percentage points in
FEV1
(% predicted) when comparing MN-221 + SOC
to Placebo + SOC at a two sided a-level of 0.05.
•
Anticipated completion in 2H, 2011*
MN-221-CL-007:
MN-221-CL-007:
Study Design
Study Design
11
Note: Development plans / timelines for MN-221 clinical trials are subject to change
*Anticipated completion date based on current projections

© MediciNova, Inc. 2011 12
Ibudilast (MN-166/AV411)
•
Oral administration
•
Safe and well-tolerated (approved in Japan/Korea with over 3.2 million patient exposures)
•
Mechanism(s) of Action primarily Inhibition of Microphage Migration Inhibitor Factor (MIF),
PDE-4,10 inhibition;  Attenuation of Glial Cell Activation
Clinical Safety & Preliminary Efficacy
•
Completed Phase 2 Multiple Sclerosis Proof-of-Concept  study (30 and 60 mg/d, predominately RRMS pts.)
•
Completed Phase 1b/2a trial in Diabetic Neuropathic Pain (40 and 80 mg/d)
•
Completed Phase 1b/2a clinical trial in Opioid Withdrawal & Analgesia (40 and 80 mg/d)
(Columbia Univ/NYSPI via NIDA funding)
•
Ongoing Phase 1b Methamphetamine interaction trial (UCLA via NIDA funding)
•
Additional Supporting Data
•
3 completed Phase 1 clinical trials
•
Dosing up to 100 mg single dose & 100 mg daily (50 mg twice/day)
•
~400 subjects treated with MN-166/AV411 to date (safe & well-tolerated)
Ibudilast for the Treatment of MS,
Ibudilast for the Treatment of MS,
Neuropathic Pain, & Drug Addiction
Neuropathic Pain, & Drug Addiction

© MediciNova, Inc. 2011 13
Status for Chronic Pain:
•
MN-166/AV411 is enabled to go directly to Phase 2b clinical development
•
MN-166/AV411 mechanism of action is novel and thus complimentary to current pain treatments, and has both stand-alone and adjunctive utilities
•
Majority of potential pharma partners are strategically committed to new pain therapies
•
MN-166/AV411 has an attractive development timeline and long term exclusivity
Status for Drug Addiction/Opioid Withdrawal:
•
Announced positive safety/efficacy results from Phase 1b/2a study in Opioid Withdrawal (12/10)
•
UCLA initiated Phase Ib study for Methamphetamine Addiction (9/10)
Status for Multiple Sclerosis:
•
MN-166/AV411 requires significant funding for future trials
•
Phase 2 data were at doses that are below maximum utility
•
Most attractive option may be Progressive MS which would require an additional Phase 2b clinical trial
Ibudilast
Ibudilast
(MN-166/AV411):
(MN-166/AV411):
Status for Each Indication
Status for Each Indication

© MediciNova, Inc. 2011 14
Ibudilast
Ibudilast
Neuropathic Pain
Neuropathic Pain
Market Opportunity
Market Opportunity
Drug Company
Total Rxs in 2009
(US)
Lyrica
®
Pfizer 9.1 Million
Cymbalta
®
Eli Lilly 14.7 Million
Neurontin
®
(Gabapentin)
Pfizer 23.4 Million
Total 47.1 Million
Neuropathic Pain Annual Market
Opportunity:
~$8.0 Billion
†
• Prevalence is approximately 4.2
million neuropathic pain patients in
the U.S. and 40 million worldwide
• MN-166 has a different
mechanism of action than currently
marketed neuropathic pain
therapies
• MN-166 has potential to capture
substantial market share in the
neuropathic pain market
*Source: SDI/Verispan, Lilly and Pfizer Quarterly Reports
Approved indications: Lyrica: Neuropathic pain associated with diabetic peripheral neuropathy, post herpetic neuralgia, partial onset seizures, fibromyalgia; Neurontin: postherpetic neuralgia, partial seizures ; Cymbalta: Major Depressive Disorder, Generalized Anxiety Disorder, Diabetic Peripheral Neuropathic Pain, Fibromyalgia
† Market Value Calculated at Branded Prices

© MediciNova, Inc. 2011 15
Patent/Commercial Overview
Patent/Commercial Overview
Method of Use
MS
N. Pain
Composition of Matter
AV1013
2
nd
Generation
Analogs
Issued or
allowed
Pending
AV1013
Enantiomer
Key:
Progressive
MS
Exp. 2018
Exp. 2025
Exp. 2027
MIF Inh.
screen
Exp. 2027
Ibudilast +
Immunomodulator
for MS
Acute & Sub-
chronic Pain
Addiction

© MediciNova, Inc. 2011
Collaboration Structure with Pharma Partner:
1. Shared Risk
2. All indications;  Ibudilast + Analogues
3. Option Agreement around Phase 2b Diabetic Peripheral Neuropathic
Pain and/or Progressive MS trial with Exclusive License,
Development Milestones, Royalties, Sales Milestones.
Sustain NIDA-sponsored Drug Addiction development
Consider Investigator-sponsored Neurological Trials
16
Most Likely Scenario for
Most Likely Scenario for
Ibudilast’s
Ibudilast’s
Development
Development

Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-166 (MS and other CNS Disorders)	Kyorin			
MN-221 (Exacerbations of Acute Asthma/COPD)	KISSEI			

Non-Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-001 (Bronchial Asthma)	Kyorin			
MN-305 (Anxiety Disorders)	Mitsubishi Tanabe Pharma			
MN-001 (Interstitial Cystitis)	Kyorin			
MN-029 (Solid Tumors)	ANGIOGENE			
MN-221 (Preterm Labor)	KISSEI			
MN-246 (Urinary Incontinence)	Mitsubishi Tanabe Pharma			
MN-447/462 (Thrombosis)	Meiji			

MEDICINOVA

© MediciNova, Inc. 2011 17 Commercially-Attractive Commercially-Attractive Diversified Portfolio Diversified Portfolio COPD COPD Asthma Asthma MS MS Pain/Addiction Pain/Addiction

© MediciNova, Inc. 2011 18
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
35 Professor at USC, formerly Professor at  University
of Pittsburgh; Advisor to JAFCO, Tanabe
Shintaro Asako, CPA Shintaro Asako, CPA
Chief Financial Officer
13 KPMG USA (Audit), Arthur Andersen USA
Kirk Johnson, Ph.D. Kirk Johnson, Ph.D.
Chief Scientific Officer
21 Avigen, Genesoft Pharmaceuticals, Chiron
Corporation
Michael Coffee Michael Coffee
Chief Business Officer
26 Avigen, Amarin Corp., Elan Pharmaceuticals, N.A.,
Athena Neurosciences
Masatsune Okajima, CMA Masatsune Okajima, CMA
VP, Head of Japanese
Office
19 Daiwa Securities SMBC, Sumitomo Capital
Securities, Sumitomo Bank
Management Team with
Management Team with
Global Experience
Global Experience

© MediciNova, Inc. 2011 19
Upcoming Near-Term Business Milestones:
1. Secure a global partnership for Ibudilast (MN-166/AV411)
2. Secure a strategic partnership for MN-221
Upcoming Clinical Milestones:
1. MN-221-CL-007 Phase II Study for Acute Exacerbations of Asthma
•
Anticipated completion in 2H, 2011*
Completed Milestones in 2010:
1. Announced Positive MN-221-CL-010 Phase Ib Study Results in
Moderate-to-Severe COPD Patients on March 17, 2010
3. Secured $15M Debt Financing from Oxford Finance Corp. on May 10, 2010
4. Announced Positive Safety and Efficacy data for Ibudilast (MN-166/AV411) Phase Ib/2a Study
Results for Opioid Withdrawal and Analgesia on December 13, 2010
Investment Highlights
Investment Highlights
*Anticipated completion dates based on current projections